UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

REGENXBIO Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37553	47-1851754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9804 Medical Center Drive
Rockville, Maryland		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (240) 552-8181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2026, REGENXBIO Inc. (the “Company”) and The Trustees of the University of Pennsylvania (“UPenn”) entered into a Settlement Agreement (the “Settlement Agreement”) with Sarepta Therapeutics, Inc. and Sarepta Therapeutics Three, LLC (together with Sarepta Therapeutics, Inc., “Sarepta”) and Catalent, Inc. to resolve all patent infringement litigation alleging infringement of U.S. Patent No. 10,526,617 (the “617 patent”) and U.S. Patent No. 11,680,274 (the ”274 patent”) (together with the 617 patent, “the Patents-in-Suit”) related to Sarepta's manufacture, use, offer to sell and sale of SRP-9001 (also known as ELEVIDYS® in the U.S.).

Pursuant to the terms of the Settlement Agreement, Sarepta will make a payment of $39.0 million to the Company within 10 days of the effective date of the Settlement Agreement. Thereafter, the parties will terminate with prejudice all ongoing patent litigation regarding the Patents-in-Suit. The Settlement Agreement includes the release by the Company and UPenn of all current claims of infringement and a covenant not to sue for future claims relating to any Sarepta gene therapy product that uses an AAVrh74-based capsid, including ELEVIDYS, relating to the Patents-in-Suit, U.S. Patent No. 9,198,984, and related patents and patent applications. In addition, the Company agreed not to sue Sarepta or its affiliates, licensees or commercial partners over any Company patents or patent applications that cover the existing form of ELEVIDYS or the AAVrh74-based capsid sequence; but does not extend to patents or patent applications that cover other aspects of gene therapy products.

The foregoing description of the terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement. The Company intends to file a copy of the Settlement Agreement with its Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date:	September 23, 2026	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II Executive Vice President, Chief Strategy & Legal Officer